Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): February 24, 2006




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                               6201 Bristol Parkway
                          Culver City California 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

































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
SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable


SECTION  4.   Matters Relating to Accountants and
Financial Statements                                           Not  Applicable

SECTION  5.  Corporate governance and Management               Not  Applicable

SECTION  6.  Reserved                                          Not  Applicable

SECTION  7.  Regulation FD

On February 24, 2006, registrant issued a press release announcing that it has initiated full commercialization of the Vasogram Technology and names a renowned scientist as the chairman of the Scientific Advisory Board.

SECTION  8:  Other Events                                      Not  Applicable

SECTION  9:  Financial Statements and Exhibits                 Not  Applicable

Exhibit 99.1
A Copy of press release announcing that registrant has initiated full commercialization of the Vasogram Technology and names a renowned scientist as the chairman of the Scientific Advisory Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InterCare DX,  Inc.
                                          (Registrant)

Date:  February 24, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)































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Exhibit 99.1

FOR  IMMEDIATE  RELEASE:  FRIDAY  FEBRUARY  24,  2006

CONTACT:     Anthony  C.  Dike,  MD,  Chairman  &CEO
                InterCare  DX,  Inc.
                   213-627-8878
                 www.intercare.com
                 -----------------

INTERCARE DX, INC. INITIATES FULL COMMERCIALIZATION OF THE VASOGRAM TECHNOLOGY AND NAMES A RENOWNED SCIENTIST AS THE CHAIRMAN OF THE SCIENTIFIC ADVISORY BOARD

CULVER CITY, CALIFORNIA.-Anthony C. Dike, MD, Chairman and CEO of InterCare DX, Inc. (OTC BB: ICCO), announced today the appointment of Emeritus Professor Jeff Raines, as the Chairman of the Scientific Advisory Board for the Vasogram Technology, which has now been officially introduced to the market after almost one year of pilot testing of the product by InterCare DX, Inc, for patient and healthcare providers acceptance.

Professor Raines, professional experience includes over forty years in academia, having received a Doctorate degree in Mechanical Engineering from Massachusetts Institute of Technology and Doctorate degree in medicine from Harvard Medical School under an NIH MD/PhD Training Fellowship in 1972. He has an extensive formal education in the areas of clinical cardiovascular medicine with surgical exposure, engineering and research. Professor Raines is a Fellow of American College of Cardiology. He has published extensively in the area of Cardiovascular medicine. He holds seven acclaimed United States patents for the Vasogram and Endogram technology. He most recently retired as a Professor of Surgery from University of Miami, Florida, USA. His role in InterCare will include working with the Research and Development division of InterCare to continue to enhance and update the Vasogram Technology for both
United   States   and  International commercialization.


"Current cardiovascular research has confirmed that heart attack, stroke, and most forms of peripheral vascular disease are caused by abnormalities in the arterial wall. Vasogram is a new technology that has been developed that allows physicians to assess the status of the arterial wall. The test is rapid and painless and can be performed with no risk in a physician's office. In addition, the cost of the testing is competitive with other noninvasive cardiovascular tests." Dike said

"For the first time, physicians will know how their patient's arteries compare to healthy subjects of the same gender and age. Further, they will know how their patient's arteries compare to subjects with known peripheral and coronary disease, which is the direct cause of over one million deaths annually, generating over $100 billion direct and $180 billion. indirect treatment costs annually.

The Vasogram technology will be most helpful in identifying subjects at risk. With this identification treatment will start early and outcomes will improve. Finally, this testing will target subjects who will benefit from more expensive and perhaps invasive testing." Dike continued.

Initial estimates for procedures involving Vasogram technology and total market opportunity, as estimated by McKinsey & Company, is between $300 million and $500 million of a total $1.4 billion market potential.

Potential users of the Vasogram Technology include primary care physicians, cardiologists, vascular specialists, clinics, and hospitals." Dike further said.

"Professor Raines brings to InterCare a wealth of Scientific experience and contacts, that we believe will help InterCare emerge as one of the industry leaders in the area of Cardiovascular Technology," said Dike. "We welcome Jeff to InterCare DX family, and know that he will be a tremendous asset as we begin officially to commercialize the Vasogram Technology worldwide," Dike said.

"I am very thrilled to be working with Dr. Dike and the InterCare team in further developing new technologies in the field of cardiovascular medicine, as well as enhancing the Vasogram technology thereby making my Vasogram dream a reality.' Said Professor Raines

About  InterCare  DX
InterCare  DX,  Inc.  an  affiliate  of  Meridian  Holdings,  Inc.(OTCBB: MRDH), developed and markets under an exclusive value-added reseller agreement with Meridian Holdings, Inc., InterCare Clinical Explorer (ICE ), an innovative, robust and totally scalable software application designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE , which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems. The Company by initiating commercialization of the Vasogram Technology, will be one of the few technology companies with a unique cardiovascular diagnostics device in the market that is backed by extensive scientific studies and publications. For more information about the company and its products and services, visit www.intercare.com.
    -------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.




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